                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  October 26, 2004
(Date of earliest event reported)



                    Banc of America Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                   333-118843                  36-4514369
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(State or other jurisdiction   (Commission File No.)           (IRS Employer
      of incorporation)                                     Identification No.)

   201 North Tryon Street, Charlotte, North Carolina            28255
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       Address of principal executive offices                 (Zip Code)

Registrant's telephone number, including area code          (704) 387-8239
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Structural Term Sheets (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.

ITEM 9.01  Financial Statements and Exhibits
           ---------------------------------

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.         Description
-----------------   -----------
         (99)       Collateral Term Sheets and Structural Term Sheets prepared by Banc of America Securities LLC in connection with Banc of America Alternative Loan Trust 2004-10 Mortgage Pass-Through
                    Certificates, Series 2004-10

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BANC OF AMERICA MORTGAGE
                                               SECURITIES, INC.

October 26, 2004

                                               By: /s/ Judy Lowman
                                                  ----------------------------
                                                  Judy Lowman
                                                  Vice President

                                INDEX TO EXHIBITS

                                                             Paper (P) or
Exhibit No.   Description                                    Electronic (E)
-----------   ------------                                   --------------
   (99)       Collateral Term Sheets                          E
              and Structural Term Sheets
              prepared by Banc of America Securities LLC in connection with Banc of America
              Alternative Loan Trust 2004-10 Mortgage
              Pass-Through Certificates, Series 2004-10